Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2020
Commitments and contingencies [Abstract]
Maturity of commitments and contingencies
We lease our corporate, laboratory and other facilities under multiple leases at the EPFL Innovation Park in Ecublens, near Lausanne, Canton of Vaud, Switzerland. Our lease agreements have no termination clauses longer than a 12-month contractual notice period. Since January 1, 2019, the Company has applied IFRS 16 and recognized a right-of-use asset for its leases, except for short-term and low-value leases as indicated in Note 3. See “Note 5. Right-of-use assets and lease liabilities” for the contractual undiscounted cash flows for lease obligations.

	As of December 31,
In CHF thousands	2020	2019
Within 1 year	25,072	19,907
Between 1 and 3 years	8,885	12,993
Between 3 and 5 years	341	4,816
More than 5 years	57	2,193
Total	34,355	39,909